Exhibit 99.6

BAKER & MCKENZIE	Substitution Agreement to Poly 60 Line APA

SUBSTITUTION AGREEMENT

dated April 13, 2006

regarding the Asset Purchase Agreement dated December 12, 2005 regarding the sale and purchase of

the assets relating to the

Poly 60 Line

BAKER & MCKENZIE LLP
Bethmannstraße 50 - 54
60311 Frankfurt am Main
Germany

SUBSTITUTION AGREEMENT

by and between

1.                                       EPCOS AG, a stock corporation (Aktiengesellschaft) under German law, having its domicile in Munich

- “Seller” -

2.                                       KEMET Electronics (Suzhou) Co., Ltd., a limited liability corporation under People’s Republic of China, having its domicile in Suzhou

- “Original Purchaser” -

3.                                       EPCOS - PEÇAS E COMPONENTES ELECTRÓNICOS, S.A., a stock corporation (Sociedade Anónima) under Portuguese law, having its domicile in Evora, Portugal

- “New Purchaser” -

4.                                       KEMET Corporation, a stock corporation under the laws of the State of Delaware, United States, having its domicile in Simpsonville, SC/USA

- “Purchaser’s Guarantor” -

Seller, Original Purchaser, New Purchaser and Purchaser’s Guarantor a “Party”

and collectively the “Parties”

Seller, Original Purchaser and Purchaser’s Guarantor collectively the “Poly 60 APA Parties”

PREAMBLE

A.                                   EPCOS, Kemet Electronics GmbH, Kemet Electronics S.A. and Purchaser’s Guarantor entered into an Asset and Share Purchase Agreement dated December 12, 2005 under which Seller sold (i) to Kemet Germany certain assets and liabilities related to the German Tantalum Business in Heidenheim and Munich and (ii) to Kemet Switzerland Seller’s shares in EPCOS Portugal. In addition, the Poly 60 APA Parties entered into an Asset Purchase Agreement dated December 12, 2005 (the “Poly 60 APA”) under which Seller sold its polymerization line referred to as Poly 60 Line to Original Purchaser.

B.                                     In pursuit of a strategic decision of Purchaser’s Guarantor, New Purchaser shall be substituted for Original Purchaser as party to the Poly 60 APA.

NOW, THEREFORE, the Parties agree as follows:

1.                                     Substitution of Original Purchaser by New Purchaser

New Purchaser hereby assumes Original Purchaser’s position as “Purchaser” under the Poly 60 APA and thereby becomes a party to the Poly 60 APA in substitution of Original Purchaser (befreiende Vertragsübernahme) with all rights and obligations to the Poly 60 APA. Accordingly, New Purchaser assumes all current and future claims, obligations and liabilities of Original Purchaser arising out or in connection with the Poly 60 APA as if New Purchaser had been a party to the Poly 60 APA instead of Original Purchaser at all times.

2.                                     Release of Forgoing Purchaser

Original Purchaser hereby ceases to be a Party to the Poly 60 APA and is hereby fully discharged and released from all obligations or liabilities arising out of or in connection with the Poly 60 APA.

3.                                     Restatement of Purchaser’s Guarantor’s Guarantee

Purchaser’s Guarantor hereby expressly consents to the substitution set out above in Section 1 and 2. For the avoidance of doubt, Purchaser’s Guarantor expressly confirms that the guarantee by Purchaser’s Guarantor under Section 12 of the Poly 60 APA remains unaffected and that Purchaser’s Guarantor irrevocably and unconditionally guarantees on first demand the fulfilment of all obligations of New Purchaser under or in connection with the Poly 60 APA.

4.                                     Final Provisions

Section 16 of the Poly 60 APA shall apply to this Agreement mutatis mutandis.

Capitalized terms used in this Agreement shall, unless otherwise defined herein, have the same meaning as in the Poly 60 APA.

EPCOS AG	KEMET Electronics Corporation
by:	by:

Name:	Name:

Position:	Position:

Place, Date:	Place, Date:

Signature:	Signature:

KEMET Electronics (Suzhou) Co., Ltd.	KEMET Corporation
by:	by:

Name:	Name:

Position:	Position:

Place, Date:	Place, Date:

Signature:	Signature: